Filed Pursuant to Rule 497(e)
Registration No. 033-41913

GABELLI EQUITY SERIES FUNDS, INC. (the “Company”)

The Gabelli Focus Five Fund (the “Fund”)

Supplement dated December 1, 2012, to the Company’s Statement of Additional Information

dated January 27, 2012.

Effective December 1, 2012, Gabelli Funds, LLC, the Fund’s adviser, agreed to waive management fees and/or reimburse expenses to the extent necessary to maintain the Fund’s adjusted Total Annual Operating Expenses at 1.70% for Class AAA Shares, 1.70% for Class A Shares, 2.45% for Class C Shares, and 1.45% for Class I Shares of the Fund.

To reflect this change, the last paragraph in the section “INVESTMENT ADVISORY AND OTHER SERVICES—Investment Adviser” is replaced in its entirety by the following:

This arrangement will continue until at least through January 31, 2014. In addition, the Focus Five Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 1.70%, 1.70%, 2.45%, and 1.45% on an annualized basis for Class AAA, Class A, Class C, and Class I Shares, respectively.